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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                            ----------------------


                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OF 15(d) OF
                          THE SECURITIES ACT OF 1934




Date of Report
(Date of earliest event reported):           December 1, 1995
                                   -------------------------------------------



                              HYCOR BIOMEDICAL INC.
------------------------------------------------------------------------------
             (Exact name of registrant as specified in charter)



         Delaware                     0-11647                 58-1437178
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(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)               file no.)            Identification no.)


18800 Von Karman Avenue, Irvine, California                   92715-1517
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 (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:      (714) 440-2000
                                                    --------------------------




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On December 1, 1995, registrant closed the sale to ALK Laboratories, Inc. of all the capital stock of its wholly-owned subsidiary, Meridian Bio-Medical, Inc., a Colorado corporation ("Meridian"). The purchase price for such stock was $3,488,319, subject to adjustment based on the balance sheet of Meridian as of the closing date. The registrant and the purchaser of the Meridian stock are in the process of preparing such balance sheet and determining such adjustment, if any. The registrant does not expect any material adjustment in the purchase price to occur. The registrant has agreed not to compete with the purchaser of the Meridian stock for a period of five years from November 30, 1995 in the development, manufacture or sale of (A) biological extracts useful to physicians for the in vivo diagnosis and/or treatment of allergies or (B) diluents or sterile accessories useful for formulating allergy treatment regimens.

         Meridian accounted for approximately $2,947,000 and $2,141,000 of the registrant's gross revenues for the fiscal year ended December 31, 1994 and for the nine months ended September 30, 1995, respectively.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)     Financial Statements of Business Acquired.
                 ------------------------------------------

                 None.

         (b)     Pro Forma Financial Information
                 -------------------------------

                 The following pro forma financial information is filed with this report and can be located at the page in this report noted below:

                                                                           Page
                                                                           ----
                 Historical and Pro Forma Condensed Consolidated
                 Balance Sheet as of September 30, 1995 (Unaudited).         3

                 Historical and Pro Forma Condensed Consolidated             4
                 Statement of Income for the nine months ended
                 September 30, 1995 (Unaudited).

                 Historical and Pro Forma Condensed Consolidated             5
                 Statement of Income for the year ended December 31,
                 1994.

                 Notes to Historical and Pro Forma Condensed                 6
                 Consolidated Financial Statements.

         (c)     Exhibits
                 --------

                 The following exhibits are filed with this report:

                 10.01    Stock Purchase Agreement                           9


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
                             HYCOR BIOMEDICAL INC.

         HISTORICAL AND PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

                               September 30, 1995
                                  (Unaudited)



                                                                                                Pro Forma
                                                                                                Condensed
                                              Hycor Biomedical       Pro Forma                 Consolidated
                                                (Historical)        Adjustments               Balance Sheet
                                              ----------------      -----------               -------------
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                      $ 6,350,362        $ 3,050,004  (2a,b)        $ 9,400,366
  Accounts Receivable, net                         3,684,183           (268,352)   (2b)          3,415,831
  Inventories                                      6,941,339         (1,040,758)   (2b)          5,900,581
  Other current assets                             1,299,729            (15,880)   (2b)          1,283,849
                                                 -----------        -----------                -----------
      Total current assets                        18,275,613          1,725,014                 20,000,627

PROPERTY AND EQUIPMENT, net                        5,751,641           (774,305)   (2b)          4,977,336
GOODWILL AND OTHER INTANGIBLES                     5,276,696                                     5,276,696
OTHER ASSETS, net                                  1,006,810                                     1,006,810
                                                 -----------        -----------                -----------
      Total assets                               $30,310,760        $   950,709                $31,261,469
                                                 ===========        ===========                ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:                             $ 3,141,121        $   319,064  (2b,c)        $ 3,460,185

STOCKHOLDERS' EQUITY                              27,169,639            631,645  (2b,d)         27,801,284
                                                 -----------        -----------                -----------
      Total liabilities and stockholders'
        equity                                   $30,310,760        $   950,709                $31,261,469
                                                 ===========        ===========                ===========





                     See notes to historical and pro forma
                  condensed consolidated financial statements




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
                              HYCOR BIOMEDICAL INC.

      HISTORICAL AND PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                                  ((Unaudited)


                                                                                           Pro Forma
                                                                                           Condensed
                                      Hycor Biomedical         Pro Forma                 Consolidated
                                        (Historical)          Adjustments             Statement of Income
                                      ----------------        -----------             -------------------
NET SALES                               $18,938,102          $(2,140,819) (2e)            $16,797,283

COST OF SALES                             8,432,541           (1,091,319) (2e)              7,341,222
                                        -----------          -----------                  -----------
      Gross profit                       10,505,561           (1,049,500) (2e)              9,456,061

OPERATING EXPENSES                        8,776,304             (746,122) (2e)              8,030,182
                                        -----------          -----------                  -----------
OPERATING INCOME                          1,729,257             (303,378)                   1,425,879

INTEREST INCOME, net                        208,572              131,250  (2f)                339,822

GAIN ON FOREIGN CURRENCY TRANSACTION        182,236                                           182,236
                                        -----------          -----------                  -----------
INCOME BEFORE TAXES                       2,120,065             (172,128)                   1,947,937

PROVISION FOR INCOME TAXES                  850,366             (118,317) (2e)                732,049
                                        -----------          -----------                  -----------
NET INCOME                              $ 1,269,699          $   (53,811)                 $ 1,215,888
                                        ===========          ===========                  ===========

NET INCOME PER SHARE                          $ .15                                             $ .15
                                        ===========                                       ===========
WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING               8,315,209                                         8,315,209
                                        ===========                                       ===========






                     See notes to historical and pro forma
                  condensed consolidated financial statements

                             HYCOR BIOMEDICAL INC.

      HISTORICAL AND PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

                      FOR THE YEAR ENDED DECEMBER 31, 1994



                                                                                           Pro Forma
                                                                                           Condensed
                                      Hycor Biomedical         Pro Forma                 Consolidated
                                        (Historical)          Adjustments             Statement of Income
                                      ----------------       -------------            -------------------
NET SALES                               $ 25,896,591         $ (2,946,933) (2e)           $ 22,949,658

COST OF SALES                             11,450,936           (1,720,418) (2e)              9,730,518
                                        ------------         ------------                 ------------
      Gross profit                        14,445,655           (1,226,515)                  13,219,140

OPERATING EXPENSES                        10,395,582             (882,065) (2e)              9,513,517
                                        ------------         ------------                 ------------
OPERATING INCOME                           4,050,073             (344,450)                   3,705,623

INTEREST INCOME, net                         374,125              175,000  (2f)                549,125

GAIN ON FOREIGN CURRENCY TRANSACTION         208,898                                           208,898
                                        ------------         ------------                 ------------
INCOME BEFORE TAXES                        4,633,096             (169,450)                   4,463,646

PROVISION FOR INCOME TAXES                 1,800,000             (124,000) (2e)              1,676,000
                                        ------------         ------------                 ------------
NET INCOME                              $  2,833,096         $    (45,450)                $  2,787,646
                                        ============         ============                 ============

NET INCOME PER SHARE                           $ .34                                             $ .33
                                        ============                                      ============
WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING                8,452,806                                         8,452,806
                                        ============                                      ============





                     See notes to historical and pro forma
                  condensed consolidated financial statements

                             HYCOR BIOMEDICAL INC.

NOTES TO HISTORICAL AND PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


Note 1.  BASIS OF PRESENTATION

On July 27, 1995, the Company announced plans for a major restructuring designed to focus operations on high potential clinical immunology segments. Included in the strategy is the discontinuation of several product areas in which the Company currently participates.

On December 1, 1995, Hycor Biomedical Inc. (the "Company") sold to ALK Laboratories, Inc. all of the capital stock of its wholly-owned subsidiary, Meridian Bio-Medical, Inc., a Colorado corporation ("Meridian") as part of this restructuring plan. The stock was sold for $3,488,319, subject to adjustment based on the balance sheet of Meridian as of the closing date. The excess of the sales price over net assets sold resulted in a credit that will be considered in determining the impact of the above restructuring plan. The full financial impact from this restructuring plan will be completed in the fourth quarter of this year and will result in posting a one-time charge after taking into account the credit resulting from this transaction.

The accompanying unaudited pro forma condensed consolidated balance sheet (the Company's fiscal 1995 third quarter) assumes the disposition was consummated on September 30, 1995 and gives effect to the adjustments described in Note 2.

The accompanying unaudited pro forma condensed consolidated statements of income for the year ended December 31, 1994 and for the nine months ended September 30, 1995 assume the disposition occurred as of the start of the period and after giving effect to the adjustments described in Note 2.

The results of operations reflected in the unaudited pro forma condensed consolidated statements of income are not necessarily indicative of the results which would have been reported if the disposition had been effected at the beginning of the period indicated or which may be reported in the future.

The unaudited pro forma condensed consolidated balance sheet and unaudited condensed consolidated statements of income should be read in conjunction with the audited consolidated financial statements and the related notes thereto of the Company contained in its previously filed Annual Report on Form 10-K for the year ended December 31, 1994.

Note 2.  PRO FORMA ADJUSTMENTS

The following adjustments are necessary to reflect the transaction described in
Note 1.

(a) Represents the net cash proceeds from the transaction after deduction of estimated closing costs.

(b) Represents the elimination of historical balances of Meridian assets, liabilities and stockholders equity.

(c) Represents the effect of establishment of the income tax provision on pro forma gains from the transaction computed at statutory rates.

(d) Represents the net impact from pro forma adjustments to current earnings.

(e) Represents the elimination of historical results from Meridian operations.

(f) Represents estimated interest income earned on the proceeds from this transaction based on the Company's current rate of return on existing cash and cash equivalents.


Note 3.  EARNINGS PER SHARE

The number of shares used in computing net income per share is the weighted average number of shares outstanding during the period plus common stock equivalents relating to options and warrants. The number of common stock equivalents relating to options and warrants is determined using the treasury stock method. Common stock equivalents are not included when their effect is antidilutive. Fully diluted net income per share approximates primary net income per share for each period.


Note 4.  INTERIM ACCOUNTING POLICY

These statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and do not include all information and note disclosures required by generally accepted accounting principles for complete financial statements and may be subject to year-end adjustments. The financial information contained in this report reflects all adjustments which, in the opinion of management, are necessary for a fair statement of the results of the interim periods. All adjustments are of a normal nature except for those described in Note 2.





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
                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     HYCOR BIOMEDICAL INC.
                                     a Delaware Corporation



Dated: December 15, 1995             By: /s/      ARMANDO CORREA
                                         --------------------------------------
                                         Armando Correa, Director of Finance

                                        (Mr. Correa is the Principal Accounting
                                         Officer and has been duly authorized to
                                         sign on behalf of the registrant.)





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